Exhibit 10.1

                                                                  EXECUTION COPY

                      SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of December 10, 2004 to the Credit Agreement referenced below is by and among DST Systems, Inc., a Delaware corporation (the "Borrower"), West Side Investments, Inc., a Nevada corporation (the "Guarantor"), the Lenders identified on the signature pages hereto and Bank of America, N.A. as Administrative Agent, L/C Issuer and Swing Line Lender (the "Administrative Agent").

                               W I T N E S S E T H

     WHEREAS, $650 million in credit facilities have been established in favor of the Borrower pursuant to the terms of that Credit Agreement dated as of November 24, 2003 (as amended by that certain First Amendment to Credit
Agreement dated as of September 14, 2004 and as may be further amended, restated, modified or supplemented from time to time, the "Credit Agreement") among the Borrower, the Guarantor, the Lenders identified therein (the "Lenders") and the Administrative Agent;

     WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to modify certain provisions contained therein; and

     WHEREAS, the Required Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

     2. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is amended in the following respects:

          (a) A new  definition of "Equiserve  Disposition"  is added to Section
     1.01 in the appropriate alphabetical order to read as follows:

          "Equiserve Disposition" shall mean the Disposition by the Borrower of all of the shares of Capital Stock of Equiserve, Inc. to Computershare Ltd., an Australian corporation ("CPU"), Computershare (US), a Delaware general partnership ("CPU US") and EQAC Inc., a Delaware corporation ("EQAC") for approximately $216,000,000 in cash and 29,605,000 shares of the Capital Stock of CPU pursuant to the terms of a Stock Purchase Agreement dated as of October 20, 2004 by and among the Borrower, CPU, CPU US and EQAC.

          (b) Section 8.05 (captioned "Dispositions") of the Credit Agreement is modified by replacing the parenthetical that reads "(excluding any assets sold or otherwise transferred in connection with a Permitted Securitization Transaction and Excluded Dispositions)" in clause (d) thereof with the following:

          "(excluding and any assets sold or otherwise transferred in connection with a Permitted Securitization Transaction, Excluded Dispositions and the Equiserve Disposition)".

          (c) Section 8.06 (captioned "Restricted Payments") of the Credit Agreement is modified as follows:

               (i) the reference in clause (f) thereof to "7.5%" is hereby deleted and replaced with "10.0%";

               (ii) the   parenthetical   in  clause  (f)  thereof   that  reads
                    "(measured as of December 31 of the most recently ended fiscal year)" is hereby deleted and replaced with the following:

                    "(measured as of the last day of the immediately preceding fiscal year for which the Required Financial Information has been received by the Administrative Agent)"; and

               (iii)the  following  proviso is hereby added to the end of clause
                    (f) thereof:

                    "provided that, with respect to fiscal year 2005 only, the limitation set forth in this clause (f) shall be increased by an additional $160,000,000 which shall be available for share repurchases by the Borrower that are consummated utilizing the after-tax net proceeds of the Equiserve Disposition."

          (d) Section 8.11(b) (captioned "Consolidated Net Worth") of the Credit Agreement is modified by adding the following at the end thereof:

          ", then decreased by an amount equal to fifty percent (50%) of the cost of all shares of Capital Stock of the Borrower repurchased by the Borrower after the date of this Agreement (other than those shares of Capital Stock of the Borrower received by the Borrower in connection with the Janus Transaction)".

     3. Conditions Precedent. This Amendment shall become effective upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantor and the Required Lenders.

     4. Representations and Warranties. The Borrower and the Guarantor each hereby represent and warrant that (a) it has the requisite corporate power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary corporate action to, execute, deliver and perform this Amendment, (c) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Amendment, (d) the execution, delivery and performance by it of this Amendment do not and will not conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of either the Borrower or the Guarantor or any of their Subsidiaries or any indenture or other material agreement or instrument to which any such Person is a party or by which any of its properties may be bound or the approval of any Governmental Authority relating to such Person except as could not reasonably be expected to have a Material Adverse Effect, (e) the representations and warranties contained in
Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and (f) after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement on and as of the date hereof or will occur as a result of the transactions contemplated hereby.

     5. No Other Changes; Ratification. Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect. The term "this Agreement" or "Credit Agreement" and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

     6. Costs and Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

     7. Counterparts; Facsimile. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by telecopy by any party hereto shall be effective as such party's original executed counterpart.

     8. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

     9. Entirety. This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties.

     10. Acknowledgment of Guarantor. The Guarantor acknowledges and consents to all of the terms and conditions of this Amendment and agree that this Amendment and any documents executed in connection herewith do not operate to reduce or discharge the Guarantor's obligations under the Credit Agreement or the other Loan Documents.

     11. Affirmation of Liens. Each Loan Party affirms the liens and security interests created and granted by it in the Loan Documents (including, but not limited to, the Security Agreement) and agrees that this Amendment shall in no manner adversely affect or impair such liens and security interests.



                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                               DST SYSTEMS, INC.,
                                        a Delaware corporation

                                        By:  /s/ Kenneth V. Hager
                                             -----------------------------
                                        Name:  Kenneth V. Hager
                                        Title: Vice President, CFO, Treasurer

GUARANTOR:                              WEST SIDE INVESTMENTS, INC.,
                                        a Nevada corporation

                                        By:  /s/ Kenneth V. Hager
                                             -----------------------------
                                        Name:  Kenneth V. Hager
                                        Title:  Secretary, Treasurer



                           [signature pages continue]

ADMINISTRATIVE AGENT
AND LENDERS:                            BANK OF AMERICA, N.A.,
                                        as Administrative Agent

                                        By:  /s/ Mollie S. Canup
                                             -----------------------------
                                        Name:  Mollie S. Canup
                                        Title:  Vice President

                                        BANK OF AMERICA, N.A.,
                                        as a Lender, L/C Issuer and Swing Line
                                        Lender

                                        By:  /s/ B. Kenneth Burton, Jr.
                                             -----------------------------
                                        Name:  B. Kenneth Burton, Jr.
                                        Title:  Vice President

                                        CITIBANK, N.A.,

                                        By:  /s/ Matthew Nicholls
                                             -----------------------------
                                        Name:  Matthew Nicholls
                                        Title:  Director

                                        WELLS FARGO BANK, N.A.

                                        By:  /s/ Tammy R. Sturgis
                                             -----------------------------
                                        Name:  Tammy R. Sturgis
                                        Title:  Vice President

                                        WACHOVIA BANK, NATIONAL
                                        ASSOCIATION

                                        By:  /s/ Karen E. Samuel
                                             -----------------------------
                                        Name:  Karen E. Samuel
                                        Title:  Vice President

                                        SUMITOMO MITSUI BANKING CORP.,
                                        NEW YORK

                                        By:  /s/ Edward McColly
                                             -----------------------------
                                        Name:  Edward McColly
                                        Title:  Vice President & Department Head

                                        THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                        CHICAGO BRANCH

                                        By:  /s/ Shinichiro Munechika
                                             -----------------------------
                                        Name:  Shinichiro Munechika
                                        Title:  Deputy General Manager

                                        COMMERZEBANK AKTIENGESELLSCHAFT, NEW
                                        YORK BRANCH AND GRAND CAYMAN BRANCHES

                                        By:  /s/ Albert Morrow
                                             -----------------------------
                                              /s/ John Marlatt
                                             -----------------------------
                                        Name:  Albert Morrow
                                        Name:  John Marlatt
                                        Title:  Assistant Vice President
                                        Title:  Senior Vice President

                                        KEYBANK NATIONAL ASSOCIATION

                                        By:  /s/ Vijaya Kulkarni
                                             -----------------------------
                                        Name:  Vijaya Kulkarni
                                        Title:  AVP

                                        THE ROYAL BANK OF SCOTLAND PLC

                                        By:  /s/ Philippe Sandmeier
                                             -----------------------------
                                        Name:  Philippe Sandmeier
                                        Title:  Senior Vice President

                                        UMB BANK, N.A.

                                        By:  /s/ Douglas F. Page
                                             -----------------------------
                                        Name:  Douglas F. Page
                                        Title:  Executive Vice President

                                        COMMERCE BANK, N.A.

                                        By:  /s/ Pamela H. Hosty
                                             -----------------------------
                                        Name:  Pamela H. Hosty
                                        Title:  Vice President

                                        PB CAPITAL CORPORATION

                                        By:  /s/ Tyler J. McCarthy
                                             -----------------------------
                                        Name:  Tyler J. McCarthy
                                        Title:  Vice President

                                        By:  /s/ Michael Bedore
                                             -----------------------------
                                        Name:  Michael Bedore
                                        Title:  Vice President

                                        CM LIFE INSURANCE COMPANY
                                        By: BABSON CAPITAL MANAGEMENT LLC AS
                                            INVESTMENT SUB-ADVISER

                                        By:  /s/ Emeka O. Onukwugha
                                             -----------------------------
                                        Name:  Emeka O. Onukwugha

                                        MASSACHUSETTS MUTUAL LIFE INSURANCE
                                        COMPANY
                                        By: BABSON CAPITAL MANAGEMENT LLC AS
                                            INVESTMENT ADVISER

                                        By:  /s/ Emeka O. Onukwugha
                                        Name:  Emeka O. Onukwugha
                                             -----------------------------
                                        Title:  Managing Director

                                        U.S. BANK, NATIONAL ASSOCIATION

                                        By:  /s/ Martin Nay
                                             -----------------------------
                                        Name:  Martin Nay
                                           Title: Vice President